UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2007

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          [   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

          [   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

          [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.03 Material Modification to Rights of Security Holders

           On April 20, 2007, Public Service Enterprise Group Incorporated (PSEG) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the State of New Jersey, effective upon filing, revising the following items as approved by its shareholders at its 2007 Annual Meeting of Stockholders April 17, 2007:

  Amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from five hundred million to one billion.

  Amendment to the Certificate of Incorporation to eliminate the classification of the Board of Directors.

  Amendment to the Certificate of Incorporation to eliminate cumulative voting.

  Amendment to the Certificate of Incorporation to eliminate pre-emptive rights.

           A full description with the text of the approved amendments are included in the Certificate of Amendment filed as Exhibit 99 to this Form 8-K and incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders and Item 5.03 Amendment to Articles of Incorporation or Bylaws; change in Fiscal Year.

          On April 17, 2007, the Board of Directors of PSEG approved, effective upon the date on which the Certificate of Amendment is filed with and effective under the laws of the State of New Jersey, amendments to the by-laws of PSEG to reflect the elimination of classification of the Board of Directors and the elimination of cumulative voting, to provide for the issuance of uncertified shares of PSEG common stock and preferred stock and to omit a reference to the 2005 Annual Meeting. The text of the approved amendments is reflected in the revised sections below:

ARTICLE I.

DIRECTORS.

SECTION 1.           (a) Number, election and terms. Except as otherwise fixed by or pursuant to the provisions of Article 3 of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the directors of the corporation shall be fixed from time to time by the Board of Directors but shall not be less than 3 nor more than 16. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall hold office for a term expiring at the next annual meeting of the stockholders of the corporation or until their respective successors are elected and qualified; provided, however, that directors elected to terms expiring at the annual meetings of stockholders to be held in 2009 and 2010, respectively, shall continue to hold office until their respective successors are elected and qualified. As used in these By-Laws, the term "entire Board" means the total number of directors which the corporation would have if there were no vacancies.

(c) Newly created directorships and vacancies. Except as otherwise provided for or fixed by or pursuant to the provisions of Article 3 of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next succeeding annual meeting stockholders and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE IX.

MEETINGS

SECTION 1.           The meetings of the Stockholders shall, unless otherwise provided by law, be held at such place, within or without the State of New Jersey, as may be fixed by the Board of Directors and stated in the notice of the meeting.

Each annual meeting of the stockholders for the election of the class of directors for the ensuing year, and for the transaction of such other business as may be brought before the meeting, shall be held at such time, not more than 13 months after the last annual meeting, as may be fixed by the Board of Directors.

SECTION 2.           Except as herein or in the Certificate of Incorporation expressly provided to the contrary or as otherwise required by law or except as otherwise fixed by or pursuant to the provisions of Article 3 of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, all voting rights in the corporation shall be vested exclusively in the holders of Common Stock.

Except as herein or in the Certificate of Incorporation expressly provided to the contrary or as otherwise required by law or except as otherwise fixed by or pursuant to the provisions of Article 3 of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, at all meetings of stockholders the holders of Common Stock shall be entitled to cast one vote for each share of Common Stock held.

ARTICLE XIII.

STOCK.

SECTION 1.           The shares of stock in this corporation may be represented by certificates or may be uncertificated shares. To the extent that certificates shall be issued for shares of stock in this corporation, such certificates shall be signed by the Chairman of the Board, the President, or a Vice President, and either the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. If the certificate is countersigned by a transfer agent or registrar, who is not an officer or employee of the corporation, any and all other signatures may be facsimiles.

SECTION 2.           The shares of stock issued by this corporation shall be transferable only on the books of the corporation by the holder or owner thereof in person or by power of attorney, and if such shares are represented by a certificate, on surrender of the certificate therefor.

Item 9.01 Financial Statements and Exhibits

Exhibit 99	Certificate of Amendment filed April 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:           /s/ Derek M. DiRisio
         Derek M. DiRisio
            Vice President and Controller
             (Principal Accounting Officer)

Date: April 20, 2007